SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               [Amendment No. ___]

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]

Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [ ]   Definitive Proxy Statement
   [X]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
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                      INVESCO GLOBAL HEALTH SCIENCES FUND
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Payment of Filing Fee (Check the appropriate box):

   [X]   No fee required
   [ ]   $125 per Exchange Act Rules 0-11(c)1(ii), 14a-6(i)(1), 14a-6(i)(2)
         or Item 22(a)(2) of Schedule A
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1.   Title of each class of securities to which transaction applies:

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          2.   Aggregate number of securities to which transaction applies:

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          3.   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
          4.   Proposed maximum aggregate value of transaction:

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          5.   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1.   Amount Previously Paid:

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          2.   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
          3.   Filing Party:

               ---------------------------------------------------------------
          4.   Date Filed:

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
                                          INVESCO TREASURER'S SERIES FUNDS, INC.
                                   INVESCO Treasurer's Money Market Reserve Fund

================================================================================
                          CORRECTION TO PROXY STATEMENT

                                JANUARY 25, 2002

This Correction to Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of INVESCO Treasurer's Series Funds, Inc. (the "Company") to be used at the Special Meeting of Shareholders of the Company ("Meeting"), to be held on February 19, 2002, at 1:00 p.m. at 4350 South Monaco Street, Denver, Colorado 80237, the principal executive offices of the Company.

On January 8, 2002, a Proxy Statement (the "Proxy Statement") was mailed to shareholders of record as of December 21, 2001 ("Record Date"). This Correction to Proxy Statement contains two corrections to the Proxy Statement concerning the INVESCO Treasurer's Money Market Reserve Fund (the "Fund"), as described in detail below. These two corrections do NOT affect any other information contained in the Proxy Statement, or the analysis contained in the Proxy
Statement  concerning  Proposals  1 and 2 to be voted upon at the  Meeting.  The
Board of Directors requests that shareholders carefully consider these corrections and all information and analysis contained in the Proxy Statement, in determining their vote on Proposals 1 and 2.

THE TWO CORRECTIONS SET FORTH IN THIS CORRECTION TO PROXY STATEMENT, DO NOT REQUIRE SHAREHOLDERS THAT HAVE ALREADY VOTED THEIR SHARES ON PROPOSALS 1 AND 2 TO BE CONSIDERED AT THE MEETING TO RE-VOTE THEIR SHARES. SHAREHOLDERS WHO DO NOT WISH TO CHANGE THEIR VOTES, IN LIGHT OF THE CORRECTIONS CONTAINED HEREIN, MAY HAVE THEIR SHARES VOTED AS PREVIOUSLY INDICATED ON THEIR ORIGINAL PROXY CARD OR PREVIOUSLY VOTED VIA TELEPHONE, INTERNET OR FAX. THUS, UNLESS SHAREHOLDERS SUBMIT A NEW PROXY CARD, SHARES PREVIOUSLY VOTED ON THE ORIGINAL PROXY CARD DELIVERED WITH THE PROXY STATEMENT, OR SHARES PREVIOUSLY VOTED VIA TELEPHONE, INTERNET OR FAX, WILL BE COUNTED IN DETERMINING THE PROPOSALS CONTAINED IN THE PROXY STATEMENT AND COUNTED IN DETERMINING WHETHER A QUORUM IS REPRESENTED AT THE MEETING. IF YOU HAVE NOT ALREADY VOTED YOUR SHARES ON THE PROXY CARD ENCLOSED WITH THE PROXY STATEMENT, OR IF YOU WISH TO CHANGE YOUR VOTE ON PROPOSALS 1 AND/OR 2, THE BOARD OF DIRECTORS REQUESTS THAT YOU CONSIDER THE CORRECTIONS SET FORTH IN THIS CORRECTION TO PROXY STATEMENT, AS WELL AS THE INFORMATION CONTAINED IN THE PROXY STATEMENT, AND VOTE YOUR SHARES ON THE PROXY CARD ENCLOSED HEREWITH.

The section of the Proxy Statement entitled "Voting Information" is amended to (1) delete the ninth paragraph (page 4, third paragraph from the bottom) in its entirety and (2) substitute the following in its place:

        On the Record Date, 1,104,157,802.97 shares of the INVESCO Treasurer's Money Market Reserve Fund were outstanding, and 71, 937, 209.1800 shares of the INVESCO Treasurer's Tax-Exempt Reserve Fund were outstanding.

Additionally, the table labeled "INVESCO Treasurer's Money Market Reserve Fund" under the same section stated above (page 5, top), is amended to (1) delete the table in its entirety and (2) substitute the following table in its place:

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                   INVESCO TREASURER'S MONEY MARKET RESERVE FUND
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NAME AND ADDRESS OF BENEFICIAL           AMOUNT OF              PERCENT OF
            OWNERSHIP                    BENEFICIAL               COMMON
                                         OWNERSHIP                STOCK
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INVESCO Stock Funds, Inc.             150,352,658.240                 13.62%
INVESCO Dynamics Fund
4350 South Monaco St
Denver CO  80237
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INVESCO Stock Funds, Inc.             106,813,167.680                  9.67%
INVESCO Small Company Growth Fund
4350 South Monaco St.
Denver CO  80237
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INVESCO Sector Funds, Inc.            104,007,712.800                  9.42%
INVESCO Telecommunications Fund
4350 South Monaco St
Denver CO  80237
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INVESCO Combination Stock & Bond
Funds, Inc                             77,988,378.300                  7.06%
INVESCO Equity Income Fund
4350 South Monaco St
Denver CO  80237
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The INVESCO  Family of Mutual Funds (the  "INVESCO  Funds") has obtained an
Order from the United States Securities and Exchange Commission, permitting the INVESCO Funds to invest their cash balances in the Fund. As a result, the INVESCO Funds, at times, own a substantial amount of shares of the Fund. HOWEVER, SO THAT NO INVESCO FUND(S) WILL BE IN A POSITION TO EXERCISE VOTING CONTROL OF THE FUND, EACH INVESCO FUND HOLDING SHARES OF THE FUND ON THE RECORD DATE WILL VOTE ITS SHARES IN THE SAME MANNER AND PROPORTION THAT SHAREHOLDERS OTHER THAN THE INVESCO FUNDS VOTE THEIR SHARES ("ECHO VOTING"). Echo Voting precludes the INVESCO Funds' share holdings from having an impact on the outcome of voting on Proposals 1 and 2, while still counting the shares of the Fund held by the INVESCO Funds for purposes of obtaining a quorum

The date of this  Correction  to Proxy  Statement is January 25, 2002.  Any
questions   concerning   the  above   two   corrections   can  be  raised   with
representatives of INVESCO Funds Group, Inc., at 800-525-8085.

/s/ Glen A. Payne
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Glen A. Payne
Secretary